Exhibit 99.1

Bank of Hawaii Corporation Third Quarter 2006 Financial Results

•            Board of Directors Increases Dividend 11 Percent to $0.41 Per Share

FOR IMMEDIATE RELEASE

HONOLULU, HI (October 23, 2006) — Bank of Hawaii Corporation (NYSE: BOH) today reported diluted earnings per share of $0.93 for the third quarter of 2006, up from $0.85 in the third quarter of 2005 and up from $0.73 in the second quarter of 2006.  Net income for the third quarter of 2006 was $46.9 million, up $2.1 million from $44.8 million in the third quarter of 2005 and up $9.7 million from $37.2 million in the second quarter of 2006.

The return on average assets for the third quarter of 2006 was 1.81 percent, compared to 1.74 percent in the third quarter of 2005 and 1.47 percent in the second quarter of 2006.  The return on average shareholders equity was 27.09 percent for the third quarter of 2006, up from 24.61 percent in the third quarter last year and up from 21.70 percent in the previous quarter.

“Bank of Hawaii Corporation had another solid financial performance during the third quarter of 2006 despite a challenging rate environment,” said Allan R. Landon, Chairman and CEO.  ”Loan growth and asset quality were strong during the third quarter and we were able to stabilize net interest income and overall deposit levels.”

For the nine months ended September 30, 2006, net income was $129.4 million, down $7.3 million compared to net income of $136.8 million for the same period last year.  Diluted earnings per share were $2.53 for the nine month period in 2006, down from diluted earnings per share of $2.55 for the same period in 2005.  Results for 2006 include a charge of $8.8 million, or $0.17 per diluted share, as a result of the May 2006 Tax Increase Prevention and Reconciliation Act (“TIPRA”), which repealed the exclusion from federal income taxation of a portion of the income from foreign sales corporations.  Excluding the TIPRA adjustment, results for the nine months ended September 30, 2006 were $138.3 million, an increase of $1.5 million compared with the same period last year.  Results for the nine month period in 2006 included a provision for credit losses of $7.6 million compared to a provision for credit losses of $3.0 million during the comparable period in 2005.

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Bank of Hawaii Corporation Third Quarter 2006 Financial Results                                                                         Page 2

The year-to-date return on average assets was 1.70 percent, down from 1.83 percent for the same period in 2005.  The year-to-date return on average shareholders equity was 24.99 percent, up from 24.72 percent for the nine months ended September 30, 2005.

Financial Highlights

Net interest income, on a taxable equivalent basis, for the third quarter of 2006 was $100.5 million, down $1.6 million from $102.1 million in the third quarter of 2005 and up $0.5 million from $100.0 million in the second quarter of 2006.  An analysis of the change in net interest income from the previous quarter is included in Table 6.

The net interest margin was 4.20 percent for the third quarter of 2006, a 10 basis point decrease from 4.30 percent in the third quarter of 2005 and a 5 basis point decrease from 4.25 percent in the second quarter of 2006.  The decrease was primarily due to the effects of the inverted yield curve in the third quarter of 2006 and a continued shift in the funding mix.

Results for the third quarter of 2006 included a provision for credit losses of $2.8 million compared to $3.0 million in the third quarter of 2005 and $2.1 million in the second quarter of 2006.

Noninterest income was $56.9 million for the third quarter of 2006, an increase of $1.4 million or 2.5 percent compared to noninterest income of $55.5 million in the third quarter of 2005 and up $3.7 million or 6.9 percent compared to noninterest income of $53.2 million in the second quarter of 2006.

Noninterest expense was $79.8 million in the third quarter of 2006, down $4.8 million or 5.7 percent from noninterest expense of $84.6 million in the same quarter last year and up $1.1 million or 1.3 percent from $78.7 million in the prior quarter.  An analysis of salary and benefit expenses is included in Table 7.

The efficiency ratio for the third quarter of 2006 was 50.75 percent, an improvement from 53.72 percent in the same quarter last year and from 51.45 percent in the previous quarter. For the nine months ended September 30, 2006, the efficiency ratio was 51.47 percent compared to 52.90 percent for the same period in 2005.

The Company’s business segments are defined as Retail Banking, Commercial Banking, Investment Services Group, and Treasury and Other Corporate.  Results are determined based on the Company’s internal financial management reporting process and organizational structure.  Selected financial information for the business segments is included in Tables 11a and 11b.

Asset Quality

Asset quality remained strong during the third quarter of 2006.  Non-performing assets were $5.4 million at the end of the quarter, down $2.8 million, or 34.0 percent, compared to $8.3 million at the end of the same quarter last year and essentially flat with the end of the previous quarter.  The ratio of non-performing assets to total loans, foreclosed real estate, and other investments at September 30, 2006 was 0.08 percent, down from 0.13 percent at September 30, 2005 and unchanged from June 30, 2006.

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Bank of Hawaii Corporation Third Quarter 2006 Financial Results                                                                         Page 3

Non-accrual loans and leases were $5.0 million at September 30, 2006, down $2.2 million or 30.8 percent from $7.2 million at September 30, 2005 and down approximately $0.2 million, or 3.1 percent from $5.1 million at June 30, 2006.  Non-accrual loans and leases as a percentage of total loans and leases at September 30, 2006 were 0.08 percent, down from 0.12 percent at September 30, 2005 and unchanged from June 30, 2006.

Net charge-offs for the third quarter of 2006 were $2.8 million or 0.17 percent annualized of total average loans and leases compared to net charge-offs of $13.0 million or 0.84 percent annualized of total average loans and leases in the same quarter last year.  Net charge-offs during the third quarter of 2005 included a $10.0 million write-off of a fully reserved aircraft lease.  Net charge-offs for the second quarter of 2006 were $2.1 million or 0.13 percent annualized of total average loans and leases.  Details of the reserve for credit losses are summarized in Table 10.

The allowance for loan and lease losses was $90.8 million at September 30, 2006, down $0.9 million from $91.7 million at September 30, 2005 and down $0.2 million from $91.0 million at June 30, 2006.  The ratio of allowance for loan and lease losses to total loans was 1.40 percent at September 30, 2006, down from 1.48 percent at September 30, 2005 and down from 1.41 percent at June 30, 2006.  The reserve for unfunded commitments at September 30, 2006 was $5.4 million, up from $4.5 million at September 30, 2005 and up from $5.1 million at June 30, 2006.

Credit exposure to the air transportation industry is summarized in Table 8.

Other Financial Highlights

Total assets were $10.37 billion at September 30, 2006, up $286 million from $10.09 billion at September 30, 2005 and up $46 million from $10.33 billion at June 30, 2006.  Total loans and leases were $6.49 billion at September 30, 2006, up $287 million from $6.20 billion at September 30, 2005 and up $47 million from $6.44 billion at June 30, 2006.  Commercial loans were $2.36 billion at September 30, 2006, up $170 million from $2.19 billion at September 30, 2005 and up $42 million from $2.32 billion at June 30, 2006.  Consumer loans were $4.13 billion at September 30, 2006, up $116 million from $4.01 billion at September 30, 2005 and up $6 million from $4.13 billion at June 30, 2006.

Total deposits at September 30, 2006 were $7.69 billion, down $69 million from $7.76 billion at September 30, 2005 and down $79 million from $7.77 billion at June 30, 2006.  Despite lower deposit balances, the total number of business and consumer deposit accounts increased compared to June 30, 2006 and September 30, 2005.  Average total deposits were $7.73 billion during the third quarter of 2006, down $102 million from the same quarter last year and up $4 million from $7.73 billion during the previous quarter.

During the third quarter of 2006, the Company repurchased 950.0 thousand shares of common stock at a total cost of $46.6 million under its share repurchase program.  The average cost was $49.03 per share repurchased.  From the beginning of the share repurchase program in July 2001 through September 30, 2006, the Company repurchased a total of 42.1 million shares and returned over $1.4 billion to shareholders at an average cost of $34.22 per share.  From October 1, 2006 through October 20, 2006, the Company has repurchased an additional 122.5 thousand shares of common stock at an average cost of $48.36 per share.  Remaining buyback authority under the share repurchase program was $102.5 million at October 20, 2006.

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Bank of Hawaii Corporation Third Quarter 2006 Financial Results                                                                         Page 4

At September 30, 2006 the Tier 1 leverage ratio was 6.90 percent compared to 6.98 percent at September 30, 2005 and 7.09 percent at June 30, 2006.

The Company’s Board of Directors has declared a quarterly cash dividend of $0.41 per share on the Company’s outstanding shares.  The dividend will be payable on December 14, 2006 to shareholders of record at the close of business on November 30, 2006.

Financial Outlook

The Company’s previous earnings estimate of approximately $178 million in net income for the full year of 2006 remains unchanged.  An analysis of credit quality is performed quarterly to determine the adequacy of the reserve for credit losses.  This analysis determines the timing and amount of the provision for credit losses.

Forward-Looking Statements

This news release contains, and other statements made by the Company in connection with this earnings release may contain, forward-looking statements concerning, among other things, the economic and business environment in our service area and elsewhere, credit quality, anticipated net income and other financial and business matters in future periods.  Our forward-looking statements are based on numerous assumptions, any of which could prove to be inaccurate and actual results may differ materially from those projected for a variety of reasons, including, but not limited to: 1) unanticipated changes in business and economic conditions, the competitive environment, taxing authority interpretations, legislation in Hawaii and the other markets we serve, or the timing and interpretation of proposed accounting standards; 2) changes in our credit quality or risk profile that may increase or decrease the required level of reserve for credit losses; 3) changes in market interest rates that may affect our credit markets and ability to maintain our net interest margin; 4) unpredictable costs and other consequences of legal, tax or regulatory matters involving the Company; 5) changes to the amount and timing of our proposed equity repurchases; 6) real or threatened acts of war or terrorist activity affecting business conditions; and 7) adverse weather, public health, and other natural hazards or conditions impacting the Company and its customers’ operations.  For further discussion of these and other risks and uncertainties that could cause actual results to differ materially from such forward-looking statements, please refer to the risk factors discussed in our Annual Report on Form 10-K for the year ended December 31, 2005 filed with the U.S. Securities and Exchange Commission.  We do not undertake an obligation to update forward-looking statements to reflect later events or circumstances.

Conference Call Information

The Company will review its third quarter 2006 financial results today at 8:00 a.m. Hawaii Time (2:00 p.m. Eastern Time).  The presentation will be accessible via teleconference and via the Investor Relations link of Bank of Hawaii Corporation’s web site, www.boh.com.  The conference call number is 800-299-7928 in the United States or 617-614-3926 for international callers.  No passcode is required to access the call.  A replay will be available for one week beginning Monday, October 23, 2006 by calling 888-286-8010 in the United States or 617-801-6888 internationally and entering the number 97074126 when prompted.  A replay of the presentation will also be available via the Investor Relations link of the Company’s web site.

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Bank of Hawaii Corporation Third Quarter 2006 Financial Results                                                                         Page 5

Bank of Hawaii Corporation is a regional financial services company serving businesses, consumers and governments in Hawaii, American Samoa and the West Pacific.  The Company’s principal subsidiary, Bank of Hawaii, was founded in 1897 and is the largest independent financial institution in Hawaii.  For more information about Bank of Hawaii Corporation, see the Company’s web site, www.boh.com.

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Bank of Hawaii Corporation and Subsidiaries
Highlights (Unaudited)	Table 1

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(dollars in thousands, except per share amounts)	2006	2006	2005	2006	2005
For the Period:
Interest Income	$146,960	$140,769	$129,234	$423,132	$373,497
Net Interest Income	100,350	99,856	101,960	302,408	303,657
Net Income	46,920	37,176	44,829	129,446	136,780
Basic Earnings Per Share	0.95	0.74	0.87	2.58	2.62
Diluted Earnings Per Share	0.93	0.73	0.85	2.53	2.55
Dividends Declared Per Share	0.37	0.37	0.33	1.11	0.99

Net Income to Average Total Assets (ROA)	1.81%	1.47%	1.74%	1.70%	1.83%
Net Income to Average Shareholders’ Equity (ROE)	27.09	21.70	24.61	24.99	24.72
Net Interest Margin [1]	4.20	4.25	4.30	4.29	4.36
Efficiency Ratio [2]	50.75	51.45	53.72	51.47	52.90

Average Assets	$10,309,314	$10,169,341	$10,196,047	$10,190,904	$10,004,968
Average Loans and Leases	6,470,862	6,317,623	6,170,302	6,324,454	6,087,629
Average Deposits	7,731,993	7,728,227	7,833,638	7,734,242	7,756,789
Average Shareholders’ Equity	687,172	687,083	722,758	692,643	739,721
Average Shareholders’ Equity to Average Assets	6.67%	6.76%	7.09%	6.80%	7.39%

Market Price Per Share of Common Stock:
Closing	$48.16	$49.60	$49.22	$48.16	$49.22
High	50.75	54.51	54.44	55.15	54.44
Low	47.00	48.33	47.44	47.00	43.82

	September 30,	June 30,	September 30,
	2006	2006	2005 [3]
At Period End:
Net Loans and Leases	$6,398,262	$6,350,590	$6,110,892
Total Assets	10,371,215	10,325,190	10,085,235
Deposits	7,687,123	7,766,033	7,756,586
Long-Term Debt	265,268	242,749	242,692
Shareholders’ Equity	683,472	666,728	696,311

Ratio of Allowance for Loan and Lease Losses to Loans and Leases Outstanding	1.40%	1.41%	1.48%
Dividend Payout Ratio [4]	38.95	50.00	37.93
Leverage Capital Ratio	6.90	7.09	6.98

Book Value Per Common Share	$13.72	$13.18	$13.58

Full-Time Equivalent Employees	2,589	2,563	2,591
Branches and Offices	86	86	85

1  The net interest margin is defined as net interest income, on a fully-taxable equivalent basis, as a percentage of average earning assets.

2  The efficiency ratio is defined as noninterest expense divided by total revenue (net interest income and noninterest income).

3  Certain prior period information has been reclassified to conform to current presentation.

4  Dividend payout ratio is defined as dividends declared per share divided by basic earnings per share for the quarter.

Bank of Hawaii Corporation and Subsidiaries
Consolidated Statements of Income (Unaudited)	Table 2

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(dollars in thousands, except per share amounts)	2006	2006	2005	2006	2005
Interest Income
Interest and Fees on Loans and Leases1	$110,065	$104,388	$94,381	$313,824	$270,967
Income on Investment Securities - Available-for-Sale	31,949	31,226	28,482	94,010	83,788
Income on Investment Securities - Held-to-Maturity	4,558	4,658	5,109	13,973	16,461
Deposits	50	55	57	148	116
Funds Sold	66	170	935	361	1,175
Other	272	272	270	816	990
Total Interest Income	146,960	140,769	129,234	423,132	373,497
Interest Expense
Deposits	28,464	24,656	15,766	72,753	40,947
Securities Sold Under Agreements to Repurchase	11,959	9,802	6,796	29,651	14,683
Funds Purchased	2,270	2,652	901	6,815	2,785
Short-Term Borrowings	82	73	50	212	127
Long-Term Debt	3,835	3,730	3,761	11,293	11,298
Total Interest Expense	46,610	40,913	27,274	120,724	69,840
Net Interest Income	100,350	99,856	101,960	302,408	303,657
Provision for Credit Losses	2,785	2,069	3,000	7,615	3,000
Net Interest Income After Provision for Credit Losses	97,565	97,787	98,960	294,793	300,657
Noninterest Income
Trust and Asset Management	14,406	14,537	14,052	43,791	42,732
Mortgage Banking	2,394	2,569	2,618	7,950	7,802
Service Charges on Deposit Accounts	10,723	9,695	10,046	30,550	29,794
Fees, Exchange, and Other Service Charges	16,266	15,633	15,394	46,666	44,441
Investment Securities Gains, Net	19	—	8	19	345
Insurance	6,713	4,691	5,324	16,423	15,442
Other	6,366	6,076	8,074	17,261	17,949
Total Noninterest Income	56,887	53,201	55,516	162,660	158,505
Noninterest Expense
Salaries and Benefits	43,133	44,811	44,366	133,730	132,991
Net Occupancy	9,998	9,376	9,896	29,017	28,630
Net Equipment	5,285	4,802	5,335	15,115	16,183
Professional Fees	2,638	2,589	5,689	5,665	11,645
Other	18,751	17,164	19,310	55,838	55,014
Total Noninterest Expense	79,805	78,742	84,596	239,365	244,463
Income Before Provision for Income Taxes	74,647	72,246	69,880	218,088	214,699
Provision for Income Taxes	27,727	35,070	25,051	88,642	77,919
Net Income	$46,920	$37,176	$44,829	$129,446	$136,780
Basic Earnings Per Share	$0.95	$0.74	$0.87	$2.58	$2.62
Diluted Earnings Per Share	$0.93	$0.73	$0.85	$2.53	$2.55
Dividends Declared Per Share	$0.37	$0.37	$0.33	$1.11	$0.99
Basic Weighted Average Shares	49,586,947	50,181,817	51,385,840	50,180,280	52,221,345
Diluted Weighted Average Shares	50,506,267	51,217,281	52,844,961	51,226,763	53,745,612

Bank of Hawaii Corporation and Subsidiaries
Consolidated Statements of Condition (Unaudited)	Table 3

	September 30,	June 30,	December 31,	September 30,
(dollars in thousands)	2006	2006	2005	2005
Assets
Interest-Bearing Deposits	$5,238	$4,145	$4,893	$10,119
Funds Sold	—	—	—	10,000
Investment Securities - Available-for-Sale
Held in Portfolio	1,973,719	2,177,220	2,333,417	2,381,462
Pledged as Collateral	678,914	334,947	204,798	172,500
Investment Securities - Held-to-Maturity
(Fair Value of $385,891; $408,203; $442,989; and $475,884)	397,520	426,910	454,240	485,041
Loans Held for Sale	15,336	15,506	17,915	18,095
Loans and Leases	6,489,057	6,441,625	6,168,536	6,202,546
Allowance for Loan and Lease Losses	(90,795)	(91,035)	(91,090)	(91,654)
Net Loans and Leases	6,398,262	6,350,590	6,077,446	6,110,892
Total Earning Assets	9,468,989	9,309,318	9,092,709	9,188,109
Cash and Noninterest-Bearing Deposits	283,621	397,061	493,825	296,152
Premises and Equipment	127,521	130,435	133,913	135,952
Customers’ Acceptances	673	646	1,056	1,081
Accrued Interest Receivable	49,339	45,343	43,033	40,898
Foreclosed Real Estate	409	188	358	413
Mortgage Servicing Rights	18,995	18,750	18,010	18,049
Goodwill	34,959	34,959	34,959	34,959
Other Assets	386,709	388,490	369,175	369,622
Total Assets	$10,371,215	$10,325,190	$10,187,038	$10,085,235
Liabilities
Deposits
Noninterest-Bearing Demand	$1,879,644	$1,976,051	$2,134,916	$1,890,904
Interest-Bearing Demand	1,608,774	1,602,914	1,678,454	1,716,306
Savings	2,596,940	2,691,029	2,819,258	2,880,066
Time	1,601,765	1,496,039	1,274,840	1,269,310
Total Deposits	7,687,123	7,766,033	7,907,468	7,756,586
Funds Purchased	160,600	353,700	268,110	172,365
Short-Term Borrowings	11,290	12,100	9,447	8,537
Securities Sold Under Agreements to Repurchase	1,099,260	835,563	609,380	756,407
Long-Term Debt	265,268	242,749	242,703	242,692
Banker’s Acceptances	673	646	1,056	1,081
Retirement Benefits Payable	72,651	72,192	71,116	67,136
Accrued Interest Payable	18,659	13,023	10,910	9,416
Taxes Payable and Deferred Taxes	280,611	274,146	269,094	276,678
Other Liabilities	91,608	88,310	104,402	98,026
Total Liabilities	9,687,743	9,658,462	9,493,686	9,388,924
Shareholders’ Equity
Common Stock ($.01 par value); authorized 500,000,000 shares; issued / outstanding: September 2006 - 56,848,799 / 49,809,709; June 2006 - 56,855,346 / 50,570,697; December 2005 - 56,827,483 / 51,276,286; and September 2005 - 81,722,233 / 51,282,537	566	566	565	815
Capital Surplus	471,908	469,461	473,338	463,084
Accumulated Other Comprehensive Loss	(49,422)	(76,204)	(47,818)	(34,697)
Retained Earnings	605,976	581,406	546,591	1,366,058
Deferred Stock Grants	—	—	(11,080)	(5,974)
Treasury Stock, at Cost (Shares: September 2006 - 7,039,090; June 2006 - 6,284,649; December 2005 - 5,551,197; and September 2005 - 30,439,696)	(345,556)	(308,501)	(268,244)	(1,092,975)
Total Shareholders’ Equity	683,472	666,728	693,352	696,311
Total Liabilities and Shareholders’ Equity	$10,371,215	$10,325,190	$10,187,038	$10,085,235

Bank of Hawaii Corporation and Subsidiaries
Consolidated Statements of Shareholders’ Equity (Unaudited)	Table 4

				Accum.
				Other
				Compre-		Deferred		Compre-
		Common	Capital	hensive	Retained	Stock	Treasury	hensive
(dollars in thousands)	Total	Stock	Surplus	Loss	Earnings	Grants	Stock	Income
Balance at December 31, 2005	$693,352	$565	$473,338	$(47,818)	$546,591	$(11,080)	$(268,244)
Comprehensive Income:
Net Income	129,446	—	—	—	129,446	—	—	$129,446
Other Comprehensive Income, Net of Tax:
Change in Unrealized Gains and Losses on Investment Securities - Available-for-Sale	(1,604)	—	—	(1,604)	—	—	—	(1,604)
Total Comprehensive Income								$127,842
Common Stock Issued under Share-Based Compensation
Plans and Related Tax Benefits (730,432 shares)	30,766	1	(1,430)	—	(13,764)	11,080	34,879
Common Stock Repurchased (2,194,534 shares)	(112,191)	—	—	—	—	—	(112,191)
Cash Dividends Paid	(56,297)	—	—	—	(56,297)	—	—
Balance at September 30, 2006	$683,472	$566	$471,908	$(49,422)	$605,976	$—	$(345,556)

Balance at December 31, 2004	$814,834	$813	$450,998	$(12,917)	$1,282,425	$(8,433)	$(898,052)
Comprehensive Income:
Net Income	136,780	—	—	—	136,780	—	—	$136,780
Other Comprehensive Income, Net of Tax:
Change in Unrealized Gains and Losses on Investment Securities - Available-for-Sale	(21,780)	—	—	(21,780)	—	—	—	(21,780)
Total Comprehensive Income								$115,000

Common Stock Issued under Share-Based Compensation
Plans and Related Tax Benefits (803,278 shares)	33,268	2	12,086	—	(1,353)	2,459	20,074
Common Stock Repurchased (4,478,932 shares)	(214,997)	—	—	—	—	—	(214,997)
Cash Dividends Paid	(51,794)	—	—	—	(51,794)	—	—
Balance at September 30, 2005	$696,311	$815	$463,084	$(34,697)	$1,366,058	$(5,974)	$(1,092,975)

Bank of Hawaii Corporation and Subsidiaries
Consolidated Average Balances and Interest Rates - Taxable Equivalent Basis (Unaudited)	Table 5

	Three Months Ended September 30, 2006			Three Months Ended June 30, 2006[1]			Three Months Ended September 30, 2005[1]			Nine Months Ended September 30, 2006
(dollars in millions)	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
Earning Assets
Interest-Bearing Deposits	$4.9	$0.1	4.12%	$5.7	$0.1	3.82%	$6.4	$0.1	3.55%	$5.3	$0.1	3.74%
Funds Sold	5.1	0.1	5.16	13.9	0.2	4.89	105.7	0.9	3.51	10.0	0.4	4.83
Investment Securities
Available-for-Sale	2,583.0	32.1	4.97	2,564.2	31.4	4.90	2,574.2	28.6	4.44	2,578.9	94.5	4.89
Held-to-Maturity	413.3	4.5	4.41	429.5	4.6	4.34	507.5	5.1	4.03	428.7	14.0	4.35
Loans Held for Sale	8.1	0.1	6.43	8.9	0.1	6.25	17.0	0.3	5.82	9.6	0.5	6.21
Loans and Leases [2]
Commercial and Industrial	1,024.3	19.3	7.46	967.5	17.6	7.29	992.9	15.9	6.37	975.0	53.0	7.27
Construction	232.2	4.9	8.30	176.7	3.5	8.08	164.5	2.7	6.42	184.2	11.2	8.16
Commercial Mortgage	614.0	10.5	6.77	598.8	9.9	6.66	560.2	8.4	5.95	595.1	29.6	6.65
Residential Mortgage	2,454.6	36.8	6.01	2,449.1	36.4	5.94	2,352.3	33.7	5.73	2,442.2	108.7	5.93
Other Revolving Credit and Installment	705.6	16.4	9.21	718.0	16.3	9.10	744.0	15.9	8.50	716.3	48.6	9.07
Home Equity	937.2	17.9	7.59	912.8	16.8	7.39	858.7	13.0	6.02	914.9	50.2	7.33
Lease Financing	503.0	4.1	3.27	494.7	3.7	2.99	497.7	4.5	3.58	496.8	12.0	3.23
Total Loans and Leases	6,470.9	109.9	6.76	6,317.6	104.2	6.61	6,170.3	94.1	6.07	6,324.5	313.3	6.62
Other	79.4	0.3	1.37	79.4	0.3	1.37	79.4	0.3	1.36	79.4	0.8	1.37
Total Earning Assets [3]	9,564.7	147.1	6.13	9,419.2	140.9	5.99	9,460.5	129.4	5.45	9,436.4	423.6	5.99
Cash and Noninterest-Bearing Deposits	296.5			304.3			316.1			310.7
Other Assets	448.1			445.8			419.4			443.8
Total Assets	$10,309.3			$10,169.3			$10,196.0			$10,190.9

Interest-Bearing Liabilities
Interest-Bearing Deposits
Demand	$1,618.9	4.1	1.01	$1,611.7	3.9	0.97	$1,730.7	2.9	0.66	$1,628.3	11.4	0.93
Savings	2,641.4	10.6	1.59	2,699.0	9.4	1.39	2,890.2	5.3	0.73	2,698.5	27.1	1.34
Time	1,542.7	13.8	3.53	1,432.6	11.4	3.20	1,241.9	7.6	2.42	1,429.1	34.3	3.20
Total Interest-Bearing Deposits	5,803.0	28.5	1.95	5,743.3	24.7	1.72	5,862.8	15.8	1.07	5,755.9	72.8	1.69
Short-Term Borrowings	179.1	2.4	5.21	219.0	2.7	4.99	107.4	1.0	3.52	192.1	7.0	4.89
Securities Sold Under Agreements to Repurchase	1,005.8	11.9	4.69	855.9	9.8	4.57	845.8	6.7	3.18	878.8	29.6	4.49
Long-Term Debt	248.7	3.8	6.16	242.7	3.7	6.15	242.7	3.8	6.19	244.7	11.3	6.16
Total Interest-Bearing Liabilities	7,236.6	46.6	2.55	7,060.9	40.9	2.32	7,058.7	27.3	1.53	7,071.5	120.7	2.28
Net Interest Income		$100.5			$100.0			$102.1			$302.9
Interest Rate Spread			3.58%			3.67%			3.92%			3.71%
Net Interest Margin			4.20%			4.25%			4.30%			4.29%
Noninterest-Bearing Demand Deposits	1,929.0			1,984.9			1,970.8			1,978.3
Other Liabilities	456.5			436.4			443.7			448.5
Shareholders’ Equity	687.2			687.1			722.8			692.6
Total Liabilities and Shareholders’ Equity	$10,309.3			$10,169.3			$10,196.0			$10,190.9

1   Certain prior period information has been reclassified to conform to current presentation.

2   Non-performing loans and leases are included in the respective average loan and lease balances.  Income, if any, on such loans and leases is recognized on a cash basis.

3   Interest income includes a taxable-equivalent basis adjustment based upon a statutory tax rate of 35%.

Bank of Hawaii Corporation and Subsidiaries
Analysis of Change in Net Interest Income - Taxable Equivalent Basis (Unaudited)	Table 6

	Three Months Ended September 30, 2006 Compared to June 30, 2006
(dollars in millions)	Volume [1]	Rate [1]	Time [1]	Total
Change in Interest Income:
Funds Sold	$(0.1)	$—	$—	$(0.1)
Investment Securities
Available-for-Sale	0.2	0.4	0.1	0.7
Held-to-Maturity	(0.2)	0.1	—	(0.1)
Loans and Leases
Commercial and Industrial	1.1	0.4	0.2	1.7
Construction	1.2	0.2	—	1.4
Commercial Mortgage	0.3	0.2	0.1	0.6
Residential Mortgage	—	0.4	—	0.4
Other Revolving Credit and Installment	(0.3)	0.2	0.2	0.1
Home Equity	0.4	0.5	0.2	1.1
Lease Financing	0.1	0.3	—	0.4
Total Loans and Leases	2.8	2.2	0.7	5.7
Total Change in Interest Income	2.7	2.7	0.8	6.2

Change in Interest Expense:
Interest-Bearing Deposits
Demand	—	0.2	—	0.2
Savings	(0.2)	1.3	0.1	1.2
Time	0.9	1.3	0.2	2.4
Total Interest-Bearing Deposits	0.7	2.8	0.3	3.8
Short-Term Borrowings	(0.4)	0.1	—	(0.3)
Securities Sold Under Agreements to Repurchase	1.7	0.3	0.1	2.1
Long-Term Debt	0.1	—	—	0.1
Total Change in Interest Expense	2.1	3.2	0.4	5.7

Change in Net Interest Income	$0.6	$(0.5)	$0.4	$0.5

1  The changes for each category of interest income and expense are allocated between the portion of changes attributable to the variance in volume, rate or time for that category.

Bank of Hawaii Corporation and Subsidiaries
Salaries and Benefits (Unaudited)	Table 7

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(dollars in thousands)	2006	2006	2005	2006	2005
Salaries	$27,829	$27,727	$27,652	$82,280	$80,521
Incentive Compensation	3,697	3,844	4,385	11,862	12,078
Share-Based Compensation	1,211	1,631	1,855	4,323	5,398
Commission Expense	1,721	1,833	1,864	5,476	6,397
Retirement and Other Benefits	4,454	4,833	4,512	14,522	13,717
Payroll Taxes	2,117	2,297	2,091	7,799	7,749
Medical, Dental, and Life Insurance	1,620	2,185	1,805	5,966	5,859
Separation Expense	484	461	202	1,502	1,272
Total Salaries and Benefits	$43,133	$44,811	$44,366	$133,730	$132,991

Bank of Hawaii Corporation and Subsidiaries
Loan and Lease Portfolio Balances (Unaudited)	Table 8

	September 30,	June 30,	December 31,	September 30,
(dollars in thousands)	2006	2006 [1]	2005 [1]	2005 [1]
Commercial
Commercial and Industrial	$994,531	$1,008,618	$918,842	$975,688
Commercial Mortgage	635,552	619,839	558,346	574,034
Construction	238,995	212,490	153,682	170,030
Lease Financing	489,183	475,549	470,155	468,378
Total Commercial	2,358,261	2,316,496	2,101,025	2,188,130
Consumer
Residential Mortgage	2,464,240	2,457,867	2,417,523	2,370,391
Home Equity	942,743	929,386	888,075	871,771
Other Revolving Credit and Installment	701,759	714,617	736,364	745,149
Lease Financing	22,054	23,259	25,549	27,105
Total Consumer	4,130,796	4,125,129	4,067,511	4,014,416
Total Loans and Leases	$6,489,057	$6,441,625	$6,168,536	$6,202,546

Air Transportation Credit Exposure [2] (Unaudited)

	September 30, 2006			June 30, 2006	Sept. 30, 2005
		Unused	Total	Total	Total
(dollars in thousands)	Outstanding	Commitments	Exposure	Exposure	Exposure
Passenger Carriers Based In the United States	$68,045	$—	$68,045	$68,213	$70,678
Passenger Carriers Based Outside the United States	19,475	—	19,475	19,542	21,573
Cargo Carriers	13,240	—	13,240	13,240	13,240
Total Air Transportation Credit Exposure	$100,760	$—	$100,760	$100,995	$105,491

1  Certain prior period information has been reclassified to conform to current presentation.

2  Exposure includes loans, leveraged leases and operating leases.

Bank of Hawaii Corporation and Subsidiaries
Consolidated Non-Performing Assets and Accruing Loans and Leases Past Due 90 Days or More (Unaudited)	Table 9

	September 30,	June 30,	March 31,	December 31,	September 30,
(dollars in thousands)	2006	2006	2006	2005 [1]	2005 [1]
Non-Performing Assets
Non-Accrual Loans and Leases
Commercial
Commercial and Industrial	$400	$227	$236	$212	$471
Commercial Mortgage	44	48	52	130	1,617
Lease Financing	—	—	—	—	4
Total Commercial	444	275	288	342	2,092
Consumer
Residential Mortgage	4,253	4,628	4,922	5,439	5,021
Home Equity	254	204	38	39	41
Total Consumer	4,507	4,832	4,960	5,478	5,062
Total Non-Accrual Loans and Leases	4,951	5,107	5,248	5,820	7,154
Foreclosed Real Estate	409	188	358	358	413
Other Investments	82	82	300	300	683
Total Non-Performing Assets	$5,442	$5,377	$5,906	$6,478	$8,250

Accruing Loans and Leases Past Due 90 Days or More
Residential Mortgage	$882	$1,157	$464	$1,132	$1,545
Home Equity	62	86	85	185	83
Other Revolving Credit and Installment	2,044	1,561	1,390	1,504	1,479
Lease Financing	—	—	18	29	51
Total Accruing Loans and Leases Past Due 90 Days or More	$2,988	$2,804	$1,957	$2,850	$3,158

Total Loans and Leases	$6,489,057	$6,441,625	$6,246,125	$6,168,536	$6,202,546

Ratio of Non-Accrual Loans and Leases to Total Loans and Leases	0.08%	0.08%	0.08%	0.09%	0.12%

Ratio of Non-Performing Assets to Total Loans and Leases, Foreclosed Real Estate and Other Investments	0.08%	0.08%	0.09%	0.11%	0.13%

Ratio of Non-Performing Assets and Accruing Loans and Leases Past Due 90 Days or More to Total Loans and Leases	0.13%	0.13%	0.13%	0.15%	0.18%

Quarter to Quarter Changes in Non-Performing Assets
Balance at Beginning of Quarter	$5,377	$5,906	$6,478	$8,250	$10,920
Additions	1,507	1,509	907	1,191	919
Reductions
Payments	(848)	(1,347)	(445)	(2,345)	(1,326)
Return to Accrual	(382)	(260)	(985)	(231)	(2,007)
Sales of Foreclosed Assets	(20)	(99)	—	(122)	—
Charge-offs/Write-downs	(192)	(332)	(49)	(265)	(256)
Total Reductions	(1,442)	(2,038)	(1,479)	(2,963)	(3,589)
Balance at End of Quarter	$5,442	$5,377	$5,906	$6,478	$8,250

1  Certain prior period information has been reclassified to conform to current presentation.

Bank of Hawaii Corporation and Subsidiaries
Consolidated Reserve for Credit Losses (Unaudited)	Table 10

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(dollars in thousands)	2006	2006	2005	2006	2005
Balance at Beginning of Period	$96,167	$96,167	$106,163	$96,167	$113,596
Loans and Leases Charged-Off
Commercial
Commercial and Industrial	(593)	(677)	(620)	(1,653)	(1,775)
Lease Financing	—	—	(10,049)	—	(10,049)
Consumer
Residential Mortgage	—	(29)	(130)	(39)	(512)
Home Equity	(211)	(86)	(26)	(438)	(723)
Other Revolving Credit and Installment	(3,982)	(4,467)	(4,488)	(12,703)	(13,617)
Lease Financing	(18)	—	(6)	(30)	(69)
Total Loans and Leases Charged-Off	(4,804)	(5,259)	(15,319)	(14,863)	(26,745)
Recoveries on Loans and Leases Previously Charged-Off
Commercial
Commercial and Industrial	325	1,445	528	2,064	1,281
Commercial Mortgage	84	335	146	509	240
Lease Financing	1	—	—	1	162
Consumer
Residential Mortgage	223	119	190	464	485
Home Equity	120	127	130	308	315
Other Revolving Credit and Installment	1,250	1,158	1,322	3,870	3,775
Lease Financing	16	6	7	32	58
Total Recoveries on Loans and Leases Previously Charged-Off	2,019	3,190	2,323	7,248	6,316
Net Loan and Lease Charge-Offs	(2,785)	(2,069)	(12,996)	(7,615)	(20,429)
Provision for Credit Losses	2,785	2,069	3,000	7,615	3,000
Balance at End of Period [1]	$96,167	$96,167	$96,167	$96,167	$96,167

Components
Allowance for Loan and Lease Losses	$90,795	$91,035	$91,654	$90,795	$91,654
Reserve for Unfunded Commitments	5,372	5,132	4,513	5,372	4,513
Total Reserve for Credit Losses	$96,167	$96,167	$96,167	$96,167	$96,167

Average Loans and Leases Outstanding	$6,470,862	$6,317,623	$6,170,302	$6,324,454	$6,087,629

Ratio of Net Loan and Lease Charge-Offs to Average Loans and Leases Outstanding (annualized)	0.17%	0.13%	0.84%	0.16%	0.45%
Ratio of Allowance for Loans and Lease Losses to Loans and Leases Outstanding	1.40%	1.41%	1.48%	1.40%	1.48%

1 Included in this analysis is activity related to the Company’s reserve for unfunded commitments, which is separately recorded in other liabilities in the Consolidated Statements of Condition.

Bank of Hawaii Corporation and Subsidiaries
Business Segment Selected Financial Information (Unaudited)	Table 11a

(dollars in thousands)	Retail Banking	Commercial Banking	Investment Services Group	Treasury and Other Corporate	Consolidated Total
Three Months Ended September 30, 2006
Net Interest Income	$59,397	$33,996	$4,293	$2,664	$100,350
Provision for Credit Losses	2,609	480	—	(304)	2,785
Net Interest Income After Provision for Credit Losses	56,788	33,516	4,293	2,968	97,565
Noninterest Income	25,243	11,929	17,344	2,371	56,887
Noninterest Expense	(43,030)	(19,739)	(15,432)	(1,604)	(79,805)
Income Before Provision for Income Taxes	39,001	25,706	6,205	3,735	74,647
Provision for Income Taxes	(14,430)	(9,682)	(2,296)	(1,319)	(27,727)
Allocated Net Income	24,571	16,024	3,909	2,416	46,920
Allowance Funding Value	(202)	(660)	(9)	871	—
Provision for Credit Losses	2,609	480	—	(304)	2,785
Economic Provision	(3,105)	(2,158)	(98)	—	(5,361)
Tax Effect of Adjustments	258	865	40	(210)	953
Income Before Capital Charge	24,131	14,551	3,842	2,773	45,297
Capital Charge	(5,425)	(3,914)	(1,511)	(8,048)	(18,898)
Net Income (Loss) After Capital Charge (NIACC)	$18,706	$10,637	$2,331	$(5,275)	$26,399

RAROC (ROE for the Company)	49%	41%	28%	7%	27%

Total Assets at September 30, 2006	$3,931,334	$2,692,163	$219,715	$3,528,003	$10,371,215

Three Months Ended September 30, 2005 [1]
Net Interest Income	$56,537	$34,602	$4,651	$6,170	$101,960
Provision for Credit Losses	2,946	10,564	—	(10,510)	3,000
Net Interest Income After Provision for Credit Losses	53,591	24,038	4,651	16,680	98,960
Noninterest Income	24,136	12,329	16,611	2,440	55,516
Noninterest Expense	(43,068)	(20,155)	(19,002)	(2,371)	(84,596)
Income Before Provision for Income Taxes	34,659	16,212	2,260	16,749	69,880
Provision for Income Taxes	(12,954)	(5,974)	(836)	(5,287)	(25,051)
Allocated Net Income	21,705	10,238	1,424	11,462	44,829
Allowance Funding Value	(178)	(586)	(5)	769	—
Provision for Credit Losses	2,946	10,564	—	(10,510)	3,000
Economic Provision	(3,364)	(2,409)	(106)	(1)	(5,880)
Tax Effect of Adjustments	221	(2,800)	41	3,604	1,066
Income Before Capital Charge	21,330	15,007	1,354	5,324	43,015
Capital Charge	(5,481)	(4,529)	(1,751)	(8,114)	(19,875)
Net Income (Loss) After Capital Charge (NIACC)	$15,849	$10,478	$(397)	$(2,790)	$23,140

RAROC (ROE for the Company)	42%	36%	8%	16%	25%

Total Assets at September 30, 2005	$3,830,473	$2,512,802	$209,222	$3,532,738	$10,085,235

1   Certain prior period information has been reclassified to conform to current presentation.

Bank of Hawaii Corporation and Subsidiaries
Business Segment Selected Financial Information (Unaudited)	Table 11b

(dollars in thousands)	Retail Banking	Commercial Banking	Investment Services Group	Treasury and Other Corporate	Consolidated Total
Nine Months Ended September 30, 2006
Net Interest Income	$175,788	$100,725	$13,175	$12,720	$302,408
Provision for Credit Losses	6,965	1,218	999	(1,567)	7,615
Net Interest Income After Provision for Credit Losses	168,823	99,507	12,176	14,287	294,793
Noninterest Income	74,149	28,242	52,651	7,618	162,660
Noninterest Expense	(126,851)	(58,892)	(48,886)	(4,736)	(239,365)
Income Before Provision for Income Taxes	116,121	68,857	15,941	17,169	218,088
Provision for Income Taxes	(42,965)	(34,263)	(5,889)	(5,525)	(88,642)
Allocated Net Income	73,156	34,594	10,052	11,644	129,446
Allowance Funding Value	(589)	(1,809)	(25)	2,423	—
Provision for Credit Losses	6,965	1,218	999	(1,567)	7,615
Economic Provision	(9,341)	(6,628)	(286)	(1)	(16,256)
Tax Effect of Adjustments	1,097	2,671	(254)	(316)	3,198
Income Before Capital Charge	71,288	30,046	10,486	12,183	124,003
Capital Charge	(16,257)	(12,282)	(4,727)	(23,893)	(57,159)
Net Income (Loss) After Capital Charge (NIACC)	$55,031	$17,764	$5,759	$(11,710)	$66,844

RAROC (ROE for the Company)	48%	27%	24%	12%	25%

Total Assets at September 30, 2006	$3,931,334	$2,692,163	$219,715	$3,528,003	$10,371,215

Nine Months Ended September 30, 2005 [1]
Net Interest Income	$163,084	$102,305	$13,161	$25,107	$303,657
Provision for Credit Losses	9,962	11,216	(1)	(18,177)	3,000
Net Interest Income After Provision for Credit Losses	153,122	91,089	13,162	43,284	300,657
Noninterest Income	70,742	29,285	51,493	6,985	158,505
Noninterest Expense	(126,816)	(58,457)	(53,059)	(6,131)	(244,463)
Income Before Provision for Income Taxes	97,048	61,917	11,596	44,138	214,699
Provision for Income Taxes	(35,908)	(22,949)	(4,290)	(14,772)	(77,919)
Allocated Net Income	61,140	38,968	7,306	29,366	136,780
Allowance Funding Value	(509)	(1,788)	(17)	2,314	—
Provision for Credit Losses	9,962	11,216	(1)	(18,177)	3,000
Economic Provision	(10,304)	(7,295)	(304)	(2)	(17,905)
Tax Effect of Adjustments	315	(789)	119	5,871	5,516
Income Before Capital Charge	60,604	40,312	7,103	19,372	127,391
Capital Charge	(16,206)	(13,443)	(4,959)	(26,436)	(61,044)
Net Income (Loss) After Capital Charge (NIACC)	$44,398	$26,869	$2,144	$(7,064)	$66,347

RAROC (ROE for the Company)	41%	33%	16%	16%	25%

Total Assets at September 30, 2005	$3,830,473	$2,512,802	$209,222	$3,532,738	$10,085,235

1   Certain prior period information has been reclassified to conform to current presentation.

Bank of Hawaii Corporation and Subsidiaries
Quarterly Summary of Selected Consolidated Financial Data (Unaudited)	Table 12

	Three Months Ended
(dollars in thousands,except per share amounts)	September 30, 2006	June 30, 2006	March 31, 2006	December 31, 2005 [1]	September 30, 2005

Interest Income
Interest and Fees on Loans and Leases	$110,065	$104,388	$99,371	$97,697	$94,381
Income on Investment Securities - Available-for-Sale	31,949	31,226	30,835	29,820	28,482
Income on Investment Securities - Held-to-Maturity	4,558	4,658	4,757	4,899	5,109
Deposits	50	55	43	103	57
Funds Sold	66	170	125	154	935
Other	272	272	272	272	270
Total Interest Income	146,960	140,769	135,403	132,945	129,234
Interest Expense
Deposits	28,464	24,656	19,633	17,479	15,766
Securities Sold Under Agreements to Repurchase	11,959	9,802	7,890	6,504	6,796
Funds Purchased	2,270	2,652	1,893	1,730	901
Short-Term Borrowings	82	73	57	61	50
Long-Term Debt	3,835	3,730	3,728	3,715	3,761
Total Interest Expense	46,610	40,913	33,201	29,489	27,274
Net Interest Income	100,350	99,856	102,202	103,456	101,960
Provision for Credit Losses	2,785	2,069	2,761	1,588	3,000
Net Interest Income After Provision for Credit Losses	97,565	97,787	99,441	101,868	98,960
Noninterest Income
Trust and Asset Management	14,406	14,537	14,848	14,098	14,052
Mortgage Banking	2,394	2,569	2,987	2,597	2,618
Service Charges on Deposit Accounts	10,723	9,695	10,132	10,151	10,046
Fees, Exchange, and Other Service Charges	16,266	15,633	14,767	15,147	15,394
Investment Securities Gains (Losses), Net	19	—	—	(4)	8
Insurance	6,713	4,691	5,019	4,201	5,324
Other	6,366	6,076	4,819	4,619	8,074
Total Noninterest Income	56,887	53,201	52,572	50,809	55,516
Noninterest Expense
Salaries and Benefits	43,133	44,811	45,786	43,319	44,366
Net Occupancy	9,998	9,376	9,643	9,643	9,896
Net Equipment	5,285	4,802	5,028	5,358	5,335
Professional Fees	2,638	2,589	438	4,057	5,689
Other	18,751	17,164	19,923	20,802	19,310
Total Noninterest Expense	79,805	78,742	80,818	83,179	84,596
Income Before Provision for Income Taxes	74,647	72,246	71,195	69,498	69,880
Provision for Income Taxes	27,727	35,070	25,845	24,717	25,051
Net Income	$46,920	$37,176	$45,350	$44,781	$44,829

Basic Earnings Per Share	$0.95	$0.74	$0.89	$0.88	$0.87
Diluted Earnings Per Share	$0.93	$0.73	$0.87	$0.86	$0.85

Balance Sheet Totals
Total Assets	$10,371,215	$10,325,190	$10,528,049	$10,187,038	$10,085,235
Net Loans and Leases	6,398,262	6,350,590	6,155,061	6,077,446	6,110,892
Total Deposits	7,687,123	7,766,033	8,147,101	7,907,468	7,756,586
Total Shareholders’ Equity	683,472	666,728	681,078	693,352	696,311

Performance Ratios
Net Income to Average Total Assets (ROA)	1.81%	1.47%	1.82%	1.76%	1.74%
Net Income to Average Shareholders’ Equity (ROE)	27.09	21.70	26.13	25.19	24.61
Net Interest Margin [2]	4.20	4.25	4.41	4.43	4.30
Efficiency Ratio [3]	50.75	51.45	52.22	53.92	53.72

1   Certain prior period information has been reclassified to conform to current presentation.

2   The net interest margin is defined as net interest income, on a fully-taxable equivalent basis, as a percentage of average earning assets.

3   The efficiency ratio is defined as noninterest expense divided by total revenue (net interest income and noninterest income).